UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2024

INMUNE BIO INC.
(Exact name of registrant as specified in charter)

Nevada	001-38793	47-5205835
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

225 NE Mizner Boulevard, Suite 640, Boca Raton, FL 33432

(Address of Principal Executive Offices) (Zip Code)

(858) 964 3720

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per shares	INMB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 14, 2024, the Board of Directors (the “Board”) of INmune Bio Inc. (the “Company”) approved the issuance of an option to each non-employee director (“Optionee”) to purchase 12,500 shares of the Company’s common stock with an exercise price of $9.92 under the Company’s 2021 Stock Incentive Plan (the “2021 Plan”). The options will become vested and exercisable one-twelfth (1/12) every month until 100% vested, which shall occur on the one (1) year anniversary of the date of grant and expire on May 13, 2034. The Company has executed a nonqualified stock option agreement with each Optionee.

On May 14, 2024, the Board approved the issuance of options to Ramond J. Tesi, the Company’s Chief Executive Officer, and David Moss, the Company’s Chief Financial Officer, to purchase 160,000 shares of the Company’s common stock pursuant to incentive stock option agreements and the issuance of options to the Company’s Chief Scientific Officer, Mark Lowdell to purchase 100,000 shares of the Company’s common stock pursuant to a nonqualified stock option agreement. The options have an exercise price of $9.92 per share. One-fourth (1/4) of the options will vest twelve (12) months from the grant date and thereafter the remaining unvested options will become vested and exercisable on a monthly basis over three (3) years (1/36 per month) until the options are 100% vested which shall occur on the four (4) year anniversary of the grant date. The options were granted from the 2021 Plan and expire on May 13, 2034.

The forgoing summary of the option grants referenced above is not complete and qualified in its entirety by reference to the form of nonqualified option agreement and form of incentive stock option agreement, each of which is being filed as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibit No	Description
10.1	Form of Nonqualified Option Agreement of INmune Bio Inc.
10.2	Form of Incentive Stock Option Agreement of INmune Bio Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INMUNE BIO INC.

Date: May 16, 2024	By:	/s/ David Moss
David Moss
Chief Financial Officer

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